October 1, 1995
                        DREYFUS CAPITAL GROWTH FUND
                              (A PREMIER FUND)
                        SUPPLEMENT TO PROSPECTUS
                         DATED JANUARY 31, 1995
    On June 16, 1995, the Fund's name changed to Premier Capital Growth Fund,
Inc.
    THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
    Effective August 9, 1995, the Fund's primary portfolio manager is Michael
L. Schonberg. Mr. Schonberg has been employed by The Dreyfus Corporation since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing Director and Chief Investment Officer for UBS Asset Management (NY), Inc.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES":
        Fund shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Fund shares must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding
                    (CONTINUED ON REVERSE SIDE)
period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
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